Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt

11. Debt

ESND is a holding company and, as a result, its primary sources of funds are cash generated from operating activities of its direct operating subsidiary, ECO, and from borrowings by ECO. The 2017 Credit Agreement (defined below) contains restrictions on the use of cash by ECO, ESND and subsidiaries.

On February 22, 2017, ESND, ECO, ECO’s material United States subsidiaries (ESND, ECO and the subsidiaries collectively referred to as the “Loan Parties”), JPMorgan Chase Bank, National Association, as Administrative Agent, and certain lenders entered into a Fifth Amended and Restated Revolving Credit Agreement (“2017 Credit Agreement”). The 2017 Credit Agreement amended and restated the Fourth Amended and Restated Five-Year Revolving Credit Agreement dated as of July 9, 2013 (as amended prior to February 22, 2017, the “2013 Credit Agreement”). Also on February 22, 2017, ESND, ECO and the holders of ECO’s 3.75% senior secured notes due January 15, 2021, (the “Notes”) entered into Amendment No. 4 to the Note Purchase Agreement (“Amendment No. 4”) dated as of November 25, 2013, (as amended the “2013 Note Purchase Agreement”). The 2017 Credit Agreement and Amendment No. 4 eliminated covenants in the 2013 Credit Agreement and the 2013 Note Purchase Agreement that prohibited the Company from exceeding a debt-to-EBITDA ratio of 3.5 to 1.0 (or 4.0 to 1.0 following certain permitted acquisitions) and restricted the Company’s ability to pay dividends and repurchase stock when the ratio was 3.0 to 1.0 or more. As a result, the Company is no longer subject to a debt-to-EBITDA ratio.

Proceeds from the 2017 Credit Facility were used to repay the balance of the Company’s prior receivables securitization program.

The 2017 Credit Agreement provides for a revolving credit facility (with an aggregate committed principal amount of $1.0 billion), a first-in-last-out (“FILO”) revolving credit facility (with an aggregate committed principal amount of $100 million), and a term loan (with an aggregate committed principal amount of $77.6 million). The 2017 Credit Agreement also provides for the issuance of letters of credit under the revolving facility, up to $50.0 million, plus an additional $165.0 million credit support for the Company’s obligations under the 2013 Note Purchase Agreement. Obligations of ECO under the 2017 Credit Agreement are guaranteed by the Loan Parties. ECO’s obligations under these agreements and the guarantors’ obligations under the guaranty are secured by liens on substantially all Company assets. Availability of revolving credit under the 2017 Credit Agreement is subject to a borrowing base comprised of certain percentages of tangible assets, less reserves as defined in the agreement.

Borrowings under the 2017 Credit Agreement bear interest at LIBOR for specified interest periods, at the Alternate Base Rate (as defined in the 2017 Credit Agreement) or, in the case of swingline loans only, at the REVLIBOR30 Rate (as defined in the 2017 Credit Agreement) plus, in each case, a margin determined based on the type of the borrowing and the Company’s average quarterly revolving availability, ranging from 0.25% to 2.50%. In addition, ECO is required to pay the lenders a commitment fee on the unutilized portion of the revolving and FILO commitments under the 2017 Credit Agreement at a rate per annum equal to 0.25%.  Letters of credit issued pursuant to the 2017 Credit Agreement incur fees based on the applicable margin rate for revolving LIBOR-based Loans, plus 0.125%. Interest on the Notes is payable semi-annually at a rate per annum equal to 3.75%. Applicable deferred financing fees associated with the transaction will be amortized over the life of the 2017 Credit Agreement.

The revolving and FILO credit facilities terminate and become due on February 22, 2022. The term loan is payable in monthly installments of $506,000, with any remaining balance due on February 22, 2022. The Notes are due January 15, 2021, but if ECO elects, or is required to prepay some or all of the Notes prior to January 15, 2021, ECO will be obligated to pay a make-whole amount calculated as set forth in the 2013 Note Purchase Agreement.

The 2017 Credit Agreement contains representations and warranties, covenants and events of default that are customary for facilities of this type, including covenants to deliver periodic certifications setting forth the revolving borrowing base and FILO borrowing base. So long as the Payment Conditions (as defined in the Credit Agreement) are satisfied, the Loan Parties may pay dividends, repurchase stock and engage in certain permitted acquisitions, investments and dispositions, in each case subject to the other terms and conditions of the Credit Agreement and the other loan documents.

As of December 31, 2017, the overall weighted average effective borrowing rate, excluding the impact of commitment fees, of the Company’s debt was 3.5% and 50.4% of the Company’s outstanding debt, excluding capital leases and letter of credit fees, was priced at variable interest rates based primarily on the London InterBank Offered Rate (“LIBOR”). ECO has entered into an interest rate swap transaction to mitigate its floating rate risk on a portion of its total long-term debt. See Note 2, “Summary of Significant Accounting policies”, for further details on this swap transaction and associated accounting treatment.

Debt consisted of the following amounts (in millions):

	As of	As of
	December 31, 2017	December 31, 2016
2017 Credit Agreement
Term Loan	$73.1	$-
Revolving Credit Facility	181.3	-
FILO Facility	100.0	-
2013 Credit Agreement	-	260.4
2013 Note Purchase Agreement	150.0	150.0
Receivables Securitization Program	-	200.0
Capital Lease	-	0.1
Transaction Costs	(6.3)	(1.5)
Total	$498.1	$609.0

Debt maturities as of December 31, 2017, were as follows (in millions):

Year	Amount
2018	$6.1
2019	6.1
2020	6.1
2021	156.1
2022	330.0
Total	$504.4